Investments in and Advances to Affiliates and Notes Receivable from Affiliates	12 Months Ended
Dec. 31, 2016
Investments in and Advances to Affiliates and Notes Receivable from Affiliates
Investments in and Advances to Affiliates and Notes Receivable from Affiliates

Note 4

Investments in and Advances to Affiliates and Notes Receivable from Affiliates

Seaboard has several investments in and advances to non-controlled, non-consolidated affiliates that are all accounted for using the equity method of accounting. Financial information from certain foreign affiliates is reported on a one- to three-month lag, depending on the specific entity.

The Turkey segment represents Seaboard’s 50% noncontrolling voting interest in Butterball, LLC (“Butterball”). Butterball is a vertically integrated producer, processor and marketer of branded and non-branded turkey and other products. As of December 31, 2016, Butterball had intangible assets of $111 million for trade name and $74 million for goodwill.

In connection with its initial investment in Butterball in December 2010, Seaboard provided Butterball with a $100 million unsecured subordinated loan (the “subordinated loan”) with a seven-year maturity and interest of 15% per annum, comprised of 5% payable in cash semi-annually, plus 10% pay-in-kind interest, compounded semi-annually, which accumulates and is paid at maturity. Also in connection with providing the subordinated loan, Seaboard received detachable warrants, which upon exercise for a nominal price, would enable Seaboard to acquire an additional 5% equity interest in Butterball. In January 2016, the interest on the subordinated loan was modified to 10% per annum, payable in cash semi-annually and the warrants were also modified, whereby Seaboard can exercise these warrants at any time after December 31, 2018 or prior to December 31, 2025 after which time the warrants expire. Butterball has the right to repurchase the warrants for fair market value. The warrant agreement essentially provides Seaboard with a 52.5% economic interest, as these warrants are in substance an additional equity interest. Therefore, Seaboard records 52.5% of Butterball’s earnings as income from affiliates in the consolidated statements of comprehensive income. However, all significant corporate governance matters would continue to be shared equally between Seaboard and its partner in Butterball even if the warrants were exercised, unless Seaboard already owned a majority of the voting rights at the time of exercise. The warrants qualify for equity treatment under accounting standards. Accordingly, as of December 2010, the warrants were allocated a value of $11 million, classified as investments in and advances to affiliates on the consolidated balance sheets, and the subordinated loan was allocated a discounted value of $89 million, classified as notes receivable from affiliates on the consolidated balance sheets, of the total $100 million subordinated financing discussed above. The discount on the subordinated loan is being accreted monthly in interest income from affiliates through the maturity date of December 6, 2017. At December 31, 2016 and 2015, the recorded balance of this note receivable was $161 million and $158 million, respectively.

During 2011, Seaboard provided a term loan of $13 million to Butterball to pay off capital leases for certain fixed assets that originally were financed with third parties. The effective interest rate on this term loan is approximately 12%. Although the term loan expires on January 31, 2018, Butterball can pay off the term loan prior to such expiration date as Butterball has for sale all of the related assets and is required to remit the proceeds from such sale to Seaboard to repay the loan. As of December 31, 2016 and 2015, the balance of the term loan included in notes receivable from affiliates was $8 million.

Butterball had operating income in 2016,  2015 and 2014 of $162 million, $231 million and $141 million, respectively, and other condensed financial information for each of Seaboard’s years ended was as follows:

Turkey Segment	December 31,
(Millions of dollars)	2016	2015	2014
Net sales	$1,813	$1,902	$1,833
Net income	$139	$195	$104
Total assets	$1,154	$1,087	$1,021
Total liabilities	$529	$541	$547
Total equity	$625	$546	$474

The Pork segment has a 50% noncontrolling interest in Daily’s and Seaboard Triumph Foods, LLC (“STF”). Daily’s produces and markets raw and pre-cooked bacon, ham and sausage and has three further processing plants located in Salt Lake City, Utah, Missoula, Montana and St. Joseph, Missouri. STF is constructing a new pork processing facility in Sioux City, Iowa, with construction expected to be completed by mid-2017. Seaboard and Triumph formed STF in May 2015 with equal ownership of 50%. Seaboard originally agreed to contribute up to $207 million in connection with the development and operation of the facility, however, in the first quarter of 2016, third-party financing was obtained by STF, and the subscription agreement was amended to require $150 million in contributions. Seaboard contributed $51 million and $26 million during 2016 and 2015, respectively, and the remaining amount of $73 million is expected to be contributed in 2017. As part of the operations, Seaboard agreed to provide a portion of the hogs to be processed at the facility. The Pork segment currently has a business relationship with Triumph under which Seaboard markets substantially all of the pork products produced at Triumph’s plant in St. Joseph, Missouri.

In September 2014, the Pork segment sold to Triumph a 50% interest in Daily’s for cash proceeds of $74 million resulting in a gain on sale of controlling interest in subsidiary of $66 million ($40 million net of taxes, or $34.14 per share) in 2014. Through September 27, 2014, Seaboard consolidated the operating results of Daily’s as part of its Pork segment operations. As a result of this transaction, Seaboard deconsolidated Daily’s from its consolidated balance sheet as of September 27, 2014 (see Note 1, Supplemental Non-Cash Transactions, for details of the impact on the consolidated balance sheet from this deconsolidation). Based on the cash consideration received from this transaction and third-party valuations for fixed assets and certain intangible assets, it was determined the fair value of Seaboard’s remaining 50% investment in Daily’s exceeded book value by $33 million, which is included in the gain on sale above, for a total fair value of $74 million. In addition, both Seaboard and Triumph contributed $2 million each to Daily’s as additional equity to provide Daily’s with additional working capital resulting in a beginning total investment in affiliate of $76 million related to Daily’s. Pro forma results of operations are not presented as the effects of deconsolidation are not material to Seaboard’s results of operations, primarily as Seaboard supplies raw product to Daily’s. Triumph also supplies raw product to Daily’s.

Daily’s and STF’s combined condensed financial information for each of Seaboard’s years ended was follows:

Pork Segment	December 31,
(Millions of dollars)	2016	2015	2014
Net sales	$319	$295	$71
Net income	$22	$22	$7
Total assets	$364	$247	$175
Total liabilities	$14	$17	$15
Total equity	$350	$230	$160

The CT&M segment has noncontrolling interests in foreign businesses conducting flour, maize and feed milling, baking operations, poultry production and processing, and agricultural commodity trading businesses. As of December 31, 2016, the location and percentage ownership of CT&M’s affiliates were as follows: Botswana (49%), Democratic Republic of Congo (“DRC”) (50%), Gambia (50%), Kenya (35%-49%), Lesotho (50%), Nigeria (16.2%-48.33%), South Africa (30%-50%), and Zambia (50%) in Africa, Colombia (40%-42%), Ecuador (25%-50%), Guyana (50%), Peru (50%) and Uruguay (45%) in South America, Jamaica (50%) and Haiti (33.33%) in the Caribbean, Turkey (25%) in Europe, Australia (25%), Canada (45%), and United States (34.36%). Seaboard generally is the primary provider of choice for grains, feed and supplies purchased by these non-controlled affiliates. As Seaboard conducts its agricultural commodity trading business with third parties, consolidated subsidiaries and affiliates on an interrelated basis, cost of sales on affiliates cannot be clearly distinguished without making numerous assumptions, primarily with respect to mark-to-market accounting for commodity derivatives.

The CT&M segment has a 50% noncontrolling interest in a bakery located in the DRC, which has experienced unfavorable local market conditions and operating challenges, including equipment problems, resulting in operating losses and challenges in gaining market share. In 2014, Seaboard recorded a write down of $11 million in loss from affiliate to reduce the remaining equity investment in this business to zero. There was no tax benefit from this transaction. As part of its original investment, Seaboard has an interest bearing long-term note receivable from this affiliate that had a principal and interest balance of approximately $35 million at December 31, 2015. The note receivable is 50% guaranteed by the other shareholder in the entity. The note receivable was restructured during the second quarter of 2016 to extend the maturity to June 2022 and change the bi-annual payments to monthly payments of varying amounts beginning in the fourth quarter of 2016. During the second quarter of 2016, new bakery management reevaluated its business plan and the production and profitability forecast due to the bakery’s failure to meet previous cash flow forecasts and the failure of significant equipment updates to accomplish projected improvement in quality and consistency of the bread. Based on the revised forecast, Seaboard reserved $11 million of this note receivable. During the fourth quarter of 2016, the bakery failed to make its scheduled restructured debt payments and, as a result, the business owners began discussions regarding various strategic alternatives. These alternatives include, but are not limited to, restructuring the note to further extend the term and match payments to revised cash flow estimates, enforce the guarantees from the other owner which may require legal action, sale of the bakery, or Seaboard obtaining control of the bakery at which time the entity would become consolidated. As a result, Seaboard reserved an additional $5 million in the fourth quarter of 2016 based on further revised cash flow scenarios. In aggregate for 2016, Seaboard reserved $16 million in bad debt expense within selling, general and administrative expenses in the consolidated statements of comprehensive income. There was no tax benefit from the transactions. As of December 31, 2016, the recorded balance of this note receivable and previous accrued interest was $19 million, all classified as long-term given uncertainty of the timing of payments in the future. If the future long-term cash flows of this bakery do not improve, more of the recorded value of the note receivable from affiliate could be deemed uncollectible in the future, which could result in a further charge to earnings.

The CT&M segment had a 50% noncontrolling interest in Belarina, a flour production business in Brazil, which it accounted for using the equity method of accounting prior to October 28, 2016, the date Seaboard obtained 98% of the equity ownership and control of Belarina. Seaboard accounted for this transaction as a business combination achieved in stages as discussed further in Note 12 to the consolidated financial statements. As an equity method affiliate, Seaboard had contributed a total of $63 million in investments and advances and a $13 million long-term loan, including investment and advances and pay-in-kind interest accretion totaling $14 million, $29 million and $5 million for the years ended December 31, 2016, 2015 and 2014, respectively. Seaboard recorded total losses from affiliate, which included reserves, of $10 million, $60 million and $8 million related to this investment in 2016, 2015 and 2014, respectively, and currency translation adjustment gains (losses) included in other comprehensive income (loss) of $(4) million, $5 million and $(1) million, respectively. Due to the extent of these losses, Seaboard had previously fully reserved all advances and long-term receivable, and as such, Seaboard’s investment, advances and long-term note receivable were zero as of December 31, 2015. Seaboard also had a gross trade receivable due from Belarina related to sales of grain and supplies of $17 million as of December 31, 2015, net of a reserve of $9 million based on an analysis of collectability and working capital. The net trade receivable balance was effectively settled as the entity is now consolidated.

During the first quarter of 2016, the CT&M segment provided a $12 million loan to a Peruvian affiliate. The Peruvian affiliate repaid the loan in the third quarter of 2016. Interest was payable monthly and the principal due on August 31, 2017, with no prepayment penalty.

During the fourth quarter of 2015, Seaboard contributed $13 million in cash, a small amount of other assets, certain employees and rights to sell certain agricultural commodities that Seaboard had previously sold through its subsidiary, PS International, LLC, for a 40% noncontrolling interest in a commodity trading business in Atlanta, Georgia. Also in 2015, Seaboard invested $10 million in an oilseed crushing business in the Republic of Turkey for a 25% noncontrolling interest, $8 million in a flour milling business in Botswana for a 49% noncontrolling interest, and $10 million for a 45% noncontrolling interest in a commodity trading and flour milling business in Uruguay.

At December 31, 2016, Seaboard’s carrying value of certain of CT&M segment’s investments in affiliates was more than its share of the affiliates’ book value by $22 million. The excess is attributable primarily to the valuation of property, plant and equipment and intangible assets. The amortizable assets are being amortized to income (loss) from affiliates over the remaining life of the assets. Combined condensed financial information of all the CT&M segment’s non-controlled, non-consolidated affiliates for their fiscal periods ended within each of Seaboard’s years ended was as follows:

Commodity Trading and Milling Segment	December 31,
(Millions of dollars)	2016	2015	2014
Net sales	$2,871	$2,321	$2,223
Net loss	$(6)	$(52)	$(20)
Total assets	$1,201	$1,265	$1,132
Total liabilities	$734	$809	$732
Total equity	$467	$456	$400

The Marine segment has a 21% noncontrolling interest in a cargo terminal business in Jamaica and a 36% noncontrolling interest in a holding company that owns a controlling interest in two Haitian start-up projects. During the first quarter of 2016, Seaboard invested $7 million of cash and converted its $8 million note receivable to equity for its investment in the holding company. The start-up projects consist of a marine terminal operation and a free trade zone development, which includes a planned power plant. Seaboard’s first proportionate share of income (loss) from affiliates was recognized in the second quarter of 2016. In September 2014, Seaboard invested $17 million in the Jamaican cargo terminal business. Seaboard’s first proportionate share of income (loss) from affiliates was recognized in the first quarter of 2015. Both investments are reported on a three-month lag. Their combined condensed financial information for each of Seaboard’s years ended was as follows:

Marine Segment	December 31,
(Millions of dollars)	2016	2015	2014
Net sales	$47	$38	$—
Net income	$7	$11	$—
Total assets	$277	$148	$119
Total liabilities	$109	$30	$36
Total equity	$168	$118	$83

The Sugar segment has two noncontrolling interests in sugar-related businesses in Argentina (46% and 50%, respectively). Their combined condensed financial information for each of Seaboard’s years ended was as follows:

Sugar Segment	December 31,
(Millions of dollars)	2016	2015	2014
Net sales	$10	$9	$9
Net income	$3	$2	$2
Total assets	$10	$9	$8
Total liabilities	$2	$2	$2
Total equity	$8	$7	$6

The Power segment has a 29.9% noncontrolling interest in an electricity generating facility and two smaller energy related businesses (45% and 50%, respectively), all in the Dominican Republic. During the second quarter of 2015, Seaboard invested an additional $10 million in a business operating a 300 megawatt electricity generating facility in the Dominican Republic that increased Seaboard's ownership interest to 29.9% from less than 20% and changed its method of accounting from a cost method investment to an equity method investment. This change in accounting required Seaboard to present its prior period financial results to reflect the equity method of accounting from the date of the initial investment. See Note 13 for more information. Combined condensed financial information of these entities for each of Seaboard’s years ended was as follows:

Power Segment	December 31,
(Millions of dollars)	2016	2015	2014
Net sales	$146	$141	$50
Net income	$14	$12	$9
Total assets	$261	$327	$328
Total liabilities	$175	$219	$230
Total equity	$86	$108	$98